Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of Chevron Phillips Chemical Company LLC (the “Company”), as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Greg G. Maxwell, Senior Vice President, Chief Financial Officer and Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2003	/s/ Greg G. Maxwell
Greg G. Maxwell Senior Vice President, Chief Financial Officer and Controller